EXHIBIT 32

Certification Pursuant to Title 18, United States Code, Section 1350, as Adopted Pursuant to Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Quality Exchange, Inc. ("Quality Exchange") on Form 10-QSB for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew D. Owens, President, Chief Executive Officer, and Principal Financial Officer of Quality Exchange, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Quality Exchange

Date: May 11, 2003

/s/ Andrew D. Owens

Andrew D. Owens

President and Chief Executive Officer

Principal Financial Officer